ASSIGNMENT AGREEMENT

      KNOW ALL MEN BY THESE PRESENTS, that on this 17th day of February, 2006, CORNELL CAPITAL PARTNERS, LP. (the "Assignor") does hereby agree to the following for and in consideration of the sum of $1,611,231.78 and other good and valuable consideration received from the persons listed on Exhibit "A" hereto (the "Assignee"):

      1.    NOTES.  Assignor is the legal and beneficial  owner of those certain
Promissory  Notes set forth on Exhibit A (the  "Notes"),  delivered  by Pick Ups
Plus, Inc. (the "Company") to the Assignor. The Assignor hereby absolutely, irrevocably and unconditionally sells, assigns, conveys, contributes and transfers to the Assignee for ONE MILLION SIX HUNDRED ELEVEN THOUSAND TWO HUNDRED THIRTY ONE AND 78/100 DOLLARS ($1,611,231.78) the Notes and all of its rights thereunder, including without limitation the right to collect from the Company the principal amounts outstanding plus accrued but unpaid interest thereunder as of the date hereof as set forth opposite Assignee's name on Exhibit "A." This assignment is made free and clear of any and all claims, liens, demands, restrictions or encumbrances of any kind whatsoever. The Assignor shall hereby provide the original Notes to the Assignee upon the execution of this Agreement.

      2. REPRESENTATIONS AND WARRANTIES. The Assignor hereby represents and warrants to and covenants with the Assignee that the Assignor has full right and authority to enter into and perform their obligations under this Assignment.

      3. ADDITIONAL DOCUMENTS. The Assignor agrees to execute any and all other documents which are, in the opinion of the Assignee or its counsel, necessary to carry out the terms and conditions of this Assignment.

      4. EFFECTIVE DATE AND COUNTERPART SIGNATURE. This Assignment Agreement shall be effective as of the date first written above. This Assignment Agreement, and acceptance of same, may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Confirmation of execution by telex or by telecopy or telefax of a facsimile signature page shall be binding upon that party so confirming.

      IN WITNESS WHEREOF, the Assignor has executed this Assignment Agreement on the day and year first above written.

                     [SIGNATURE PAGE TO IMMEDIATELY FOLLOW]

                                          THE ASSIGNOR:
                                          CORNELL CAPITAL PARTNERS, LP.


                                          By:  Yorkville Advisors, LLC
                                          Its: General Partner

                                          By: /s/ Mark Angelo
                                             -----------------------------------
                                             Name: Mark Angelo
                                             Its:  Portfolio Manager


                            ACCEPTANCE OF ASSIGNMENT

      The  undersigned,   being  the  Assignee  set  forth  above,  does  hereby
acknowledge and accept the foregoing Assignment on this 17th day of February, 2006.

                                          ASSIGNEE:

                                          NEOMEDIA TECHNOLOGIES, INC.


                                          By: /s/ David A. Dodge
                                            ------------------------------------
                                            Name: David A. Dodge
                                            Its:  Chief Financial Officer

                                     CONSENT

      Pick Ups Plus, Inc. hereby consents to the assignment of the Debentures from the Assignor to the Assignee.

                                          Pick Ups Plus, Inc.


                                          By:
                                            ------------------------------------
                                            Name:
                                            Its:

                                  -EXHIBIT "A"

                                                 OUTSTANDING PRINCIPAL        INTEREST
     ASSIGNEE NAME:         PROMISSORY NOTE             AMOUNT:              RECEIVABLE          PURCHASE PRICE:
    ---------------        ------------------    ---------------------       ----------          --------------
    Cornell Capital        September 30, 2003        $   290,000             $146,064.66         $  436,064.66
      Partners, LP
    Cornell Capital         October 15, 2004         $   250,000             $ 42,369.86         $  292,369.86
      Partners, LP
    Cornell Capital           June 6, 2005           $   225,000             $ 18,936.99         $  243,936.99
      Partners, LP
    Cornell Capital          August 4, 2005          $   600,000             $ 38,860.27         $  638,860.27
      Partners, LP

         TOTAL                                       $ 1,365,000             $246,231.78         $1,611,231.78
